Exhibit 4.1

SUPPLEMENTAL INDENTURE

dated as of June 9, 2016

among

AETNA INC.,

and

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

Floating Rate Senior Notes due December 8, 2017

1.700% Senior Notes due June 7, 2018

1.900% Senior Notes due June 7, 2019

2.400% Senior Notes due June 15, 2021

2.800% Senior Notes due June 15, 2023

3.200% Senior Notes due June 15, 2026

4.250% Senior Notes due June 15, 2036

4.375% Senior Notes due June 15, 2046

TABLE OF CONTENTS

i

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 9, 2016, between AETNA INC., a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania (the “Company”), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156 and U.S. BANK NATIONAL ASSOCIATION, as successor-in-interest to State Street Bank and Trust Company, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee entered into a Senior Indenture dated as of March 2, 2001 (the “Base Indenture”, and as supplemented by this Supplemental Indenture, the “Indenture”) providing for the issuance from time to time of the Company’s debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as in the Base Indenture provided;

WHEREAS, Sections 201 and 301 of the Base Indenture provide that the Company and the Trustee may establish the terms of a new series of Securities in an indenture supplemental to the Base Indenture;

WHEREAS, Section 901 of the Base Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Base Indenture, without the consent of any Holders, to eliminate any of the provisions of the Base Indenture in respect of a new series of Securities so established pursuant to Section 301 of the Base Indenture;

WHEREAS, pursuant to resolutions adopted by the Board of Directors of the Company on July 2, 2015 and the Delegation of Authority of Mark T. Bertolini, Chairman and Chief Executive Officer of the Company, dated May 27, 2016 (collectively, the “Company Resolutions”), the Company has approved to be established eight new series of Securities, designated as its Floating Rate Senior Notes due December 8, 2017 (the “Floating Rate Notes”), its 1.700% Senior Notes due June 7, 2018 (the “2018 Notes”), its 1.900% Senior Notes due June 7, 2019 (the “2019 Notes”), its 2.400% Senior Notes due June 15, 2021 (the “2021 Notes”), its 2.800% Senior Notes due June 15, 2023 (the “2023 Notes”), its 3.200% Senior Notes due June 15, 2026 (the “2026 Notes”), its 4.250% Senior Notes due June 15, 2036 (the “2036 Notes”) and its 4.375% Senior Notes due June 15, 2046 (the “2046 Notes” and together with the 2018 Notes, the 2019 Notes, the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”) as in this Supplemental Indenture provided; and

WHEREAS, all requirements necessary to make this Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms and to make the Notes, when executed, authenticated and delivered by the Company, the valid, binding and enforceable obligations of the Company have been done and performed.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Article 1
Definitions

Section 1.01.             Definitions.

(a)             Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Base Indenture.

(b)             The following terms shall have the meanings assigned to them in this Section 1.01(b):

“2018 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“2019 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“2021 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“2023 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“2026 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“2036 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“2046 Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“Base Indenture” has the meaning stated in the first recital of this Supplemental Indenture.

“Below Investment Grade Rating Event” means the Notes of a series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Notes of such series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for such series of Notes, then such 60-day period shall be extended for such time as the rating of the Notes of such series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for such series of Notes. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for any series of Notes for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Calculation Agent” means U.S. Bank National Association, or its successor appointed as such by the Company.

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Offer” has the meaning stated in Section 2.08(a) of this Supplemental Indenture.

“Change of Control Payment” has the meaning stated in Section 2.08(a) of this Supplemental Indenture.

“Change of Control Payment Date” has the meaning stated in Section 2.08(a) of this Supplemental Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Company” means the Person named as the “Company” in the first paragraph of this Supplemental Indenture until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter “Company” shall mean such successor Person.

“Company Resolutions” has the meaning stated in the fourth recital of this Supplemental Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Fixed Rate Notes to be redeemed, calculated as if the Stated Maturity of the principal of the Fixed Rate Notes were June 7, 2018 (in the case of the 2018 Notes), June 7, 2019 (in the case of the 2019 Notes), May 15, 2021 (in the case of the 2021 Notes), April 15, 2023 (in the case of the 2023 Notes), March 15, 2026 (in the case of the 2026 Notes), December 15, 2035 (in the case of the 2036 Notes) or December 15, 2045 (in the case of the 2046 Notes) (in each case, the “Remaining Life” of the Fixed Rate Notes of such series) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Fixed Rate Notes of such series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Fixed Rate Notes of a series, the average of all Reference Treasury Dealer Quotations obtained.

“DTC” means The Depository Trust Company.

“End Date” has the meaning ascribed to such term in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

“Fitch” means Fitch Ratings, Inc.

“Fixed Rate Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“Floating Rate Interest Determination Date” has the meaning stated in Section 2.04(a)(ii) of this Supplemental Indenture.

“Floating Rate Interest Payment Date” has the meaning stated in Section 2.04(a)(i) of this Supplemental Indenture.

“Floating Rate Interest Period” has the meaning stated in Section 2.04(a)(i) of this Supplemental Indenture.

“Floating Rate Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“Floating Rate Regular Record Date” has the meaning stated in Section 2.04(a)(i) of this Supplemental Indenture.

“Humana” means Humana Inc., a Delaware corporation.

“Indenture” has the meaning stated in the first recital of this Supplemental Indenture.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agencies.”

“London Business Day” shall mean any calendar day on which commercial banks are open for dealings in deposits in U.S. dollars in the London interbank market.

“Merger” means the acquisition of Humana by the Company on the terms and subject to the conditions set forth in the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, among the Company, Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana, as amended from time to time.

“Moody’s” means Moody’s Investors Service, Inc.

“Notes” has the meaning stated in the fourth recital of this Supplemental Indenture.

“Primary Treasury Dealer” has the meaning stated in the definition of “Reference Treasury Dealer” in this Section 1.01(b).

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Notes of a series or fails to make a rating of the Notes of such series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to such series of Notes.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

“Remaining Life” has the meaning stated in the definition of “Comparable Treasury Issue” in this Section 1.01(b).

“Securities” has the meaning stated in the first recital of this Supplemental Indenture and more particularly means any Securities authenticated and delivered under the Indenture, including, without limitation, the Notes.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Special Mandatory Redemption Date” means the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the transmission of a notice of special mandatory redemption.

“Special Mandatory Redemption Notes” means the 2019 Notes, the 2021 Notes, the 2026 Notes, the 2036 Notes and the 2046 Notes.

“Supplemental Indenture” has the meaning stated in the first paragraph of this instrument.

“Three-Month LIBOR” has the meaning stated in Section 2.04(a)(iv) of this Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Fixed Rate Notes of a series,

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life for the Fixed Rate Notes of such series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Trustee” means the Person named as the “Trustee” in respect of the Notes in the first paragraph of this Supplemental Indenture until a successor Trustee in respect of the Notes shall have become such pursuant to the applicable provisions of the Indenture, and thereafter “Trustee” shall mean or include such Person who is then a Trustee in respect of the Notes.

Section 1.02.             Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture. Each reference to a particular section of the Base Indenture shall refer to that particular section of the Base Indenture.

Article 2
The Notes

Section 2.01.             Issue of Notes. The Notes shall be issued as eight series of Securities under the Base Indenture as supplemented by this Supplemental Indenture, which such series shall be known and designated as the “Floating Rate Notes due December 8, 2017”, the “1.700% Senior Notes due June 7, 2018”, the “1.900% Senior Notes due June 7, 2019”, the “2.400% Senior Notes due June 15, 2021”, the “2.800% Senior Notes due June 15, 2023”, the “3.200% Senior Notes due June 15, 2026”, the “4.250% Senior Notes due June 15, 2036” and the “4.375% Senior Notes due June 15, 2046” of the Company. Each series of Notes shall constitute a separate series of

Securities for all purposes under the Indenture. The Notes shall be unsecured. The Notes shall be executed, authenticated and delivered in accordance with the provisions of the Indenture. The aggregate principal amount of the Floating Rate Notes which may be authenticated and delivered under the Indenture is initially limited to $500,000,000, the aggregate principal amount of the 2018 Notes which may be authenticated and delivered under the Indenture is initially limited to $1,000,000,000, the aggregate principal amount of the 2019 Notes which may be authenticated and delivered under the Indenture is initially limited to $1,650,000,000, the aggregate principal amount of the 2021 Notes which may be authenticated and delivered under the Indenture is initially limited to $1,850,000,000, the aggregate principal amount of the 2023 Notes which may be authenticated and delivered under the Indenture is initially limited to $1,300,000,000, the aggregate principal amount of the 2026 Notes which may be authenticated and delivered under the Indenture is initially limited to $2,800,000,000, the aggregate principal amount of the 2036 Notes which may be authenticated and delivered under the Indenture is initially limited to $1,500,000,000 and the aggregate principal amount of the 2046 Notes which may be authenticated and delivered under the Indenture is initially limited to $2,400,000,000 (except, in each case, for such Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the same series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered thereunder). Additional Notes of a series may be authenticated and delivered from time to time as contemplated in Section 301 of the Base Indenture; provided that if the additional Notes of a series are not fungible with the Notes of such series for United States Federal income tax purposes, the additional Notes of the series will have a separate CUSIP number. The entire amount of Notes of each series may immediately be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company pursuant to Section 303 of the Base Indenture.

Section 2.02.             Stated Maturity. The Stated Maturity of the principal of the Floating Rate Notes shall be December 8, 2017, the Stated Maturity of the principal of the 2018 Notes shall be June 7, 2018, the Stated Maturity of the principal of the 2019 Notes shall be June 7, 2019, the Stated Maturity of the principal of the 2021 Notes shall be June 15, 2021, the Stated Maturity of the principal of the 2023 Notes shall be June 15, 2023, the Stated Maturity of the principal of the 2026 Notes shall be June 15, 2026, the Stated Maturity of the principal of the 2036 Notes shall be June 15, 2036, and the Stated Maturity of the principal of the 2046 Notes shall be June 15, 2046.

Section 2.03.             Notes Issuable as Global Securities.

(a)             The Notes shall be issued in the form of one or more Global Securities registered in the name of DTC or its nominee, to be deposited with, or on behalf of, DTC, New York, New York.

(b)             The Notes shall be in such form or forms as may be approved by the officers of the Company as provided in the Company Resolutions, such approval to be evidenced by any such officer’s manual or facsimile signature on the Notes, provided that such forms of the Notes are not inconsistent with the requirements of the Indenture or the Company Resolutions and are substantially in the applicable form or forms attached hereto as Exhibits A through H.

Section 2.04.             Interest and Payment.

(a)             This Section 2.04(a) shall only apply to the Floating Rate Notes.

(i)             The Floating Rate Notes shall bear interest from June 9, 2016, or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for, as the case may be (each of these periods, a “Floating Rate Interest Period”), at a rate per annum equal to the Three-Month LIBOR as determined on the applicable Floating Rate Interest Determination Date plus 0.650%, payable on each Floating Rate Interest Payment Date, beginning September 8, 2016, to the Person in whose name such Floating Rate Notes (or one or more predecessor Floating Rate Notes) are registered at the close of business on the Regular Record Date next preceding the applicable Floating Rate Interest Payment Date. Each March 8, June 8, September 8 and December 8 shall be a “Floating Rate Interest Payment Date” for the Floating Rate Notes, and the February 21, May 24, August 24 or November 23 (whether or not a Business Day), as the case may be, next preceding a Floating Rate Interest Payment Date shall be the “Floating Rate Regular Record Date” for the interest payable on such Floating Rate Interest Payment Date.

(ii)             The Floating Rate Notes shall bear interest at a rate for each applicable Floating Rate Interest Period that is determined by the Calculation Agent on the second London Business Day immediately preceding the first day of such Floating Rate Interest Period (each a “Floating Rate Interest Determination Date”), and computed on the basis of a 360-day year and the actual number of days that have elapsed in the applicable Floating Rate Interest Period. The Calculation Agent has set the initial interest rate on the Floating Rate Notes at 1.3066% per annum and will reset such interest rate for each Floating Rate Interest Period on the Floating Rate Interest Payment Date for the preceding Floating Rate Interest Period. Promptly after a Floating Rate Interest Determination Date, the Calculation Agent will inform the Company of the interest rate for the next Floating Rate Interest Period. Upon written request from any registered Holder of Floating Rate Notes, the Calculation Agent will provide the interest rate in effect on the Floating Rate Notes for the current Floating Rate Interest Period and, if such written request is made after the applicable Floating Rate Interest Determination Date, the interest rate to be in effect for the next applicable Floating Rate Interest Period.

(iii)             In any case where any Floating Rate Interest Payment Date, other than the date of Stated Maturity, falls on a day that is not a Business Day, then such Floating Rate Interest Payment Date shall be postponed to the next day that is a Business Day, except that, if such Business Day falls in the next succeeding calendar month, then, unless it relates to interest payable at the date of Stated

Maturity, such Floating Rate Interest Payment Date shall be the immediately preceding Business Day. If the date of Stated Maturity of the Floating Rate Notes falls on a day that is not a Business Day, then the related payment of principal and interest will be made on the next day that is a Business Day with the same effect as if as if made on the date that the payment was first due, and no interest will accrue on the amount so payable for the period from the date of Stated Maturity.

(iv)             The “Three-Month LIBOR” shall be equal to, as of any applicable Floating Rate Interest Determination Date:

(A)             The offered rate to leading banks in the London interbank market for deposits in U.S. dollars having an index maturity of three months, as such rate appears:

(1)             on the Reuters Monitor Money Rates Service (“Reuters”) page LIBOR 01 (or on such other page as may replace Reuters page LIBOR 01 on that service); or

(2)             if on such Floating Rate Interest Determination Date, three-month LIBOR does not appear or is not available on Reuters page LIBOR 01 (or such other page as may replace Reuters page LIBOR 01 on that service), on such other comparable publicly available service for displaying offered rates for deposits in U.S. dollars in the London interbank market as may be selected by the Company with the consent of the Calculation Agent, in each case as of approximately 11:00 a.m., London time, on such Floating Rate Interest Determination Date.

(B)             If such rate does not appear on either of the pages described in clauses (A)(1) or (2) above, the Three-Month LIBOR, in respect of such Floating Rate Interest Determination Date, will be determined as follows:

(1)             the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months beginning on the applicable Floating Rate Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided to the Calculation Agent, then the

Three-Month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of such quotations.

(2)             If fewer than two such quotations are provided, then the Three-Month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Floating Rate Interest Determination Date by three major reference banks in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time.

provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described in clause (B)(2), the Three-Month LIBOR determined as of such Floating Rate Interest Determination Date will be the Three-Month LIBOR in effect for the prior applicable Floating Rate Interest Period

(v)             All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the holders of the Floating Rate Notes, the Trustee and the Company.

(vi)             The interest rate on the Floating Rate Notes shall in no event be higher than the maximum rate permitted by New York law or other applicable state law as such law may be modified by United States law of general application. Additionally, the interest rate on the Floating Rate Notes shall in no event be lower than zero percent.

(b)             The 2018 Notes shall bear interest at the rate of 1.700% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 7 and December 7 in each year, beginning December 7, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 7 and December 7 shall be an “Interest Payment Date” for the 2018 Notes, and the May 23 or November 22 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2018 Notes.

(c)             The 2019 Notes shall bear interest at the rate of 1.900% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 7 and December 7 in each year, beginning December 7, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 7 and December 7 shall be an “Interest Payment Date” for the 2019 Notes, and the May 23 or November 22 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2019 Notes.

(d)             The 2021 Notes shall bear interest at the rate of 2.400% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 15 and December 15 shall be an “Interest Payment Date” for the 2021 Notes, and the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2021 Notes.

(e)             The 2023 Notes shall bear interest at the rate of 2.800% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 15 and December 15 shall be an “Interest Payment Date” for the 2023 Notes, and the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2023 Notes.

(f)             The 2026 Notes shall bear interest at the rate of 3.200% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 15 and December 15 shall be an “Interest Payment Date” for the 2026 Notes, and the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2026 Notes.

(g)             The 2036 Notes shall bear interest at the rate of 4.250% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 15 and December 15 shall be an “Interest Payment Date” for the 2036 Notes, and the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2036 Notes.

(h)             The 2046 Notes shall bear interest at the rate of 4.375% per annum, which shall accrue from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, to the Person in whose name such Notes (or one or more predecessor Notes) are registered at the close of business on the Regular Record Date next preceding the Interest Payment Date. Each June 15 and December 15 shall be an “Interest Payment Date” for the 2046 Notes, and the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding an Interest Payment Date shall be the “Regular Record Date” for the interest payable on such Interest Payment Date on the 2046 Notes.

(i)             Interest on the Fixed Rate Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months. In any case where any Interest Payment Date for any Fixed Rate Note is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Section 2.05.             Payment of Principal, Premium and Interest. Payment of the principal of and premium, if any, and interest on the Notes will be made at the office or agency of the Company maintained for that purpose in the United States of America; provided, however, that at any time that the Notes are not represented by Global Securities, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Section 2.06.             Optional Redemption.

(a)             The Company does not have the right to redeem the Floating Rate Notes before the Stated Maturity of the principal of the Floating Rate Notes.

(b)             At any time, the 2018 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2018 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2018 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2018 Notes being redeemed, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(c)             At any time, the 2019 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2019 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2019 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2019 Notes being redeemed, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(d)             At any time prior to May 15, 2021, the 2021 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2021 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2021 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2021 Notes being redeemed, in each case calculated as if the Stated Maturity of the principal of the 2021 Notes were May 15, 2021, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(e)             At any time on or after May 15, 2021, the 2021 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the 2021 Notes being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

(f)             At any time prior to April 15, 2023, the 2023 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2023 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2023 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2023 Notes being redeemed, in each case calculated as if the Stated Maturity of the principal of the 2023 Notes were April 15, 2023, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(g)             At any time on or after April 15, 2023, the 2023 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the 2023 Notes being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

(h)             At any time prior to March 15, 2026, the 2026 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2026 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2026 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2026 Notes being redeemed, in each case calculated as if the Stated Maturity of the principal of the 2026 Notes were March 15, 2026, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(i)             At any time on or after March 15, 2026, the 2026 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the 2026 Notes being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

(j)             At any time prior to December 15, 2035, the 2036 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2036 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2036 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2036 Notes being redeemed, in each case calculated as if the Stated Maturity of the principal of the 2036 Notes were December 15, 2035, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(k)             At any time on or after December 15, 2035, the 2036 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the 2036 Notes being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

(l)             At any time prior to December 15, 2045, the 2046 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

(i)             100% of the principal amount of the 2046 Notes being redeemed, or

(ii)             the sum of the present value of (x) 100% of the principal amount of the 2046 Notes being redeemed and (y) all required remaining scheduled interest payments due on the 2046 Notes being redeemed, in each case calculated as if the Stated Maturity of the principal of the 2046 Notes were December 15, 2045, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

(m)             At any time on or after December 15, 2045, the 2046 Notes will be redeemable upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the 2046 Notes being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

(n)             Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each holder of the Notes of the series to be redeemed.

(o)             Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Notes of the series or the portions of the Notes of the series called for redemption on and after the Redemption Date.

Section 2.07.             Special Mandatory Redemption.

(a)             If the Merger has not been completed by December 31, 2016 (or such later date to which the End Date is extended by agreement between the Company and Humana pursuant to the terms of the Merger Agreement) or if, prior to such date, the Merger Agreement is terminated, then the Company shall redeem all of the Special Mandatory Redemption Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Special Mandatory Redemption Notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date. There is no special mandatory redemption of the Floating Rate Notes, the 2018 Notes or the 2023 Notes.

(b)             The Company shall cause notice of a special mandatory redemption to be transmitted to each Holder of Special Mandatory Redemption Notes at its registered address, with a copy to the Trustee, no later than 60 days after the occurrence of the event triggering the special mandatory redemption. If funds sufficient to pay the special mandatory redemption price of the Special Mandatory Redemption Notes on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date) are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Special Mandatory Redemption Notes will cease to bear interest on and after the Special Mandatory Redemption Date.

Section 2.08.             Change of Control Offer to Purchase.

(a)             If a Change of Control Triggering Event occurs with respect to the Notes of a series, unless the Company has exercised its right, if any, to redeem the Notes of such series in full pursuant to Section 2.06 or the Company has redeemed, or is required to redeem, the Notes of such series in full pursuant to a special mandatory redemption pursuant to Section 2.07, the Company will make an offer to each Holder of Notes of such series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Notes of such series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes of such series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Notes of a series, the Company will mail a notice to Holders of the Notes of such series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes of such series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required by the Notes of such series and described in such notice.

(b)             The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of a series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Notes of a series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of any Notes by virtue of such conflicts.

(c)             The Company will not be required to offer to repurchase the Notes of a series upon the occurrence of a Change of Control Triggering Event with respect to the Notes of such series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company, and the third party repurchases on the applicable date all Notes of such series properly tendered and not withdrawn under its offer; provided that for all purposes of the Notes of such series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Notes of such series unless the Company promptly makes an offer to repurchase the Notes of such series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

(d)             On the Change of Control Payment Date for Notes of a series to be repurchased, the Company will, to the extent lawful:

(i)             accept or cause a third party to accept for payment all Notes of such series or portions of Notes of such series properly tendered pursuant to the Change of Control Offer;

(ii)             deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes of such series or portions of Notes of such series properly tendered; and

(iii)             deliver or cause to be delivered to the Trustee the Notes of such series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Notes of such series or portions of Notes of such series being purchased.

Section 2.09.             Applicability of Certain Provisions of the Base Indenture in Respect of the Notes.

(a)             The Event of Default specified in Section 501(5) of the Base Indenture shall not apply to the Notes.

(b)             Section 1005 of the Base Indenture shall not apply to the Notes.

(c)             The second line of Section 1104 of the Base Indenture is hereby amended to replace “30” with “15” for purposes of the Notes.

(d)             Section 704 of the Base Indenture is hereby amended and restated to read in its entirety as follows: “The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided, however, that any such information, document or report filed with the Commission on its Electronic Data Gathering, Analysis and Retrieval (or EDGAR) system or any successor thereto shall be deemed to be filed with the Trustee.”

Section 2.10.             Registrar and Paying Agent; Calculation Agent. U.S. Bank National Association shall act as Paying Agent and registrar with respect to the Notes. The Calculation Agent for the Floating Rate Notes shall initially be U.S. Bank National Association, unless and until such time as a successor is appointed. If that bank is unable or unwilling to continue to act as the Calculation Agent or if it fails to calculate properly the interest rate on the Floating Rate Notes for any applicable Floating Rate Interest Period, the Company may appoint another leading commercial or investment bank engaged in the London interbank market to act as Calculation Agent in its place. The Calculation Agent may not resign its duties without a successor having been appointed.

Section 2.11.             No Sinking Fund. The Company shall not be obligated to redeem or purchase the Notes of any series pursuant to any sinking fund or analogous provision, or at the option of any Holder thereof, except as provided in Sections 2.07 or 2.08 of this Supplemental Indenture.

Section 2.12.             Minimum Denominations. The Notes shall be issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof.

Article 3
Miscellaneous

Section 3.01.             Relation to Indenture. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

Section 3.02.             Continued Effect. Except as expressly supplemented and amended by this Supplemental Indenture, the Base Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Base Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.03.             Provisions Binding on Company’s Successors. All of the covenants, stipulations, promises and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns whether so expressed or not.

Section 3.04.             Certain Trustee Matters.

(a)             The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

(b)             The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Company.

Section 3.05.             Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 3.06.             Counterparts. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

AETNA INC., as the Company

By:	/s/ David Buda
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ David J. Ganss
	Name:	David J. Ganss
	Title:	Vice President

Exhibit A

Form of Floating Rate Senior Note due 2017

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

FLOATING RATE SENIOR NOTE DUE 2017

CUSIP: 00817Y AR9
ISIN: US00817YAR99

No. 2017-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of           Dollars ($          ) upon presentation and surrender of this Security on December 8, 2017, and to pay interest thereon from June 9, 2016 or from the most recent Floating Rate Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 8, June 8, September 8 and December 8 in each year, beginning September 8, 2016, at a rate per annum equal to the Three-Month LIBOR as determined on the Floating Rate Interest Determination Date for the applicable Floating Rate Interest Period, plus 0.650% as calculated by the Calculation Agent, until the principal hereof is paid or made available for payment. The Calculation Agent has set the initial interest rate on this Security at 1.3066% per annum, and will reset such interest rate for each Floating

Rate Interest Period on the Floating Rate Interest Payment Date for the preceding Floating Rate Interest Period. The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Floating Rate Regular Record Date for such interest, which shall be the February 21, May 24, August 24 or November 23 (whether or not a Business Day), as the case may be, next preceding such Floating Rate Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Floating Rate Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Floating Rate Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

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The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this

A-R-6

series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies”.

“Moody’s” means Moody’s Investors Service, Inc.

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“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement rating agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

2.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

3.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

4.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

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5.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

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No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

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Exhibit B

Form of 1.700% Senior Note due 2018

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

1.700% SENIOR NOTE DUE 2018

CUSIP: 00817Y AS7
ISIN: US00817YAS72

No. 2018-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of           Dollars ($          ) upon presentation and surrender of this Security on June 7, 2018, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 7 and December 7 in each year, beginning December 7, 2016, at the rate of 1.700% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 23 or November 22 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Optional Redemption.

At any time, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before

B-R-1

or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were June 7, 2018 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this

B-R-2

series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such

B-R-3

offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

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“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

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“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

3.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

4.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

5.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

6.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly

B-R-6

endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

B-R-7

Exhibit C

Form of 1.900% Senior Note due 2019

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

1.900% SENIOR NOTE DUE 2019

CUSIP: 00817Y AT5
ISIN: US00817YAT55

No. 2019-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of            Dollars ($          ) upon presentation and surrender of this Security on June 7, 2019, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 7 and December 7 in each year, beginning December 7, 2016, at the rate of 1.900% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 23 or November 22 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,650,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Optional Redemption.

At any time, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before

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or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were June 7, 2019 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this

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series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Special Mandatory Redemption.

If the Merger has not been completed by December 31, 2016 (or such later date to which the End Date is extended by agreement between the Company and Humana pursuant to the terms of the Merger Agreement) or if, prior to such date, the Merger Agreement is terminated, then the Company shall redeem all of the Securities of this series on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.

The Company shall cause notice of a special mandatory redemption to be transmitted to each Holder of the Securities of this series at its registered address, with a copy to the Trustee, no later than 60 days after the occurrence of the event triggering the special mandatory redemption. If funds sufficient to pay the special mandatory redemption price of the Securities of this series on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date) are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities of this series will cease to bear interest on and after the Special Mandatory Redemption Date.

“End Date” has the meaning ascribed to such term in the Merger Agreement.

“Humana” means Humana Inc., a Delaware corporation.

“Merger” means the acquisition of Humana by the Company on the terms and subject to the conditions set forth in the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, among the Company, Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana, as amended from time to time.

“Special Mandatory Redemption Date” means the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the transmission of a notice of special mandatory redemption.

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3.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full or the Company has redeemed, or is required to redeem, the Securities of this series in full pursuant to Section 2 of this Security, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

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•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of

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its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

4.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens

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on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

5.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

6.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series

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are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

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Exhibit D

Form of 2.400% Senior Note due 2021

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

2.400% SENIOR NOTE DUE 2021

CUSIP: 00817Y AU2
ISIN: US00817YAU29

No. 2021-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of          Dollars ($          ) upon presentation and surrender of this Security on June 15, 2021, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, beginning December 15, 2016 at the rate of 2.400% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,850,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Optional Redemption.

At any time prior to May 15, 2021, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, in each case calculated as if the Stated Maturity of the principal of such Securities were May 15, 2021, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

At any time on or after May 15, 2021, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

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•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were May 15, 2021 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Special Mandatory Redemption.

If the Merger has not been completed by December 31, 2016 (or such later date to which the End Date is extended by agreement between the Company and Humana pursuant to the terms of the Merger Agreement) or if, prior to such date, the Merger Agreement is terminated, then the Company shall redeem all of the Securities of this series on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.

The Company shall cause notice of a special mandatory redemption to be transmitted to each Holder of the Securities of this series at its registered address, with a copy to the Trustee, no later than 60 days after the occurrence of the event triggering the special mandatory redemption. If funds sufficient to pay the special mandatory redemption price of the Securities of this series on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date) are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities of this series will cease to bear interest on and after the Special Mandatory Redemption Date.

“End Date” has the meaning ascribed to such term in the Merger Agreement.

“Humana” means Humana Inc., a Delaware corporation.

“Merger” means the acquisition of Humana by the Company on the terms and subject to the conditions set forth in the Merger Agreement.

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“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, among the Company, Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana, as amended from time to time.

“Special Mandatory Redemption Date” means the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the transmission of a notice of special mandatory redemption.

3.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full or the Company has redeemed, or is required to redeem, the Securities of this series in full pursuant to Section 2 of this Security, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply

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with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

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“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

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“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

4.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

5.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

6.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly

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endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

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Exhibit E

Form of 2.800% Senior Note due 2023

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

2.800% SENIOR NOTE DUE 2023

CUSIP: 00817Y AV0
ISIN: US00817YAV02

No. 2023-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of           Dollars ($          ) upon presentation and surrender of this Security on June 15, 2023, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, at the rate of 2.800% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,300,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.              Optional Redemption.

At any time prior to April 15, 2023, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, in each case calculated as if the Stated Maturity of the principal of such Securities were April 15, 2023, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

At any time on or after April 15, 2023, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

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•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were April 15, 2023 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

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The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this

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series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

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“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

3.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

4.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

5.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

6.             Other Matters.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof,

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or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

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Exhibit F

Form of 3.200% Senior Note due 2026

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

3.200% SENIOR NOTE DUE 2026

CUSIP: 00817Y AW8
ISIN: US00817YAW84

No. 2026-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of           Dollars ($          ) upon presentation and surrender of this Security on June 15, 2026, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, at the rate of 3.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,800,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Optional Redemption.

At any time prior to March 15, 2026, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, in each case calculated as if the Stated Maturity of the principal of such Securities were March 15, 2026, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

At any time on or after March 15, 2026, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

F-R-1

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were March 15, 2026 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Special Mandatory Redemption.

If the Merger has not been completed by December 31, 2016 (or such later date to which the End Date is extended by agreement between the Company and Humana pursuant to the terms of the Merger Agreement) or if, prior to such date, the Merger Agreement is terminated, then the Company shall redeem all of the Securities of this series on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.

The Company shall cause notice of a special mandatory redemption to be transmitted to each Holder of the Securities of this series at its registered address, with a copy to the Trustee, no later than 60 days after the occurrence of the event triggering the special mandatory redemption. If funds sufficient to pay the special mandatory redemption price of the Securities of this series on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date) are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities of this series will cease to bear interest on and after the Special Mandatory Redemption Date.

“End Date” has the meaning ascribed to such term in the Merger Agreement.

“Humana” means Humana Inc., a Delaware corporation.

“Merger” means the acquisition of Humana by the Company on the terms and subject to the conditions set forth in the Merger Agreement.

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“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, among the Company, Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana, as amended from time to time.

“Special Mandatory Redemption Date” means the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the transmission of a notice of special mandatory redemption.

3.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full or the Company has redeemed, or is required to redeem, the Securities of this series in full pursuant to Section 2 of this Security, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply

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with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

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“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

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“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

4.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

5.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

6.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly

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endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

F-R-8

Exhibit G

Form of 4.250% Senior Note due 2036

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

4.250% SENIOR NOTE DUE 2036

CUSIP: 00817Y AY4
ISIN: US00817YAY41

No. 2036-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of           Dollars ($          ) upon presentation and surrender of this Security on June 15, 2036, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, at the rate of 4.250% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,500,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Optional Redemption.

At any time prior to December 15, 2035, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, in each case calculated as if the Stated Maturity of the principal of such Securities were December 15, 2035, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

At any time on or after December 15, 2035, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

G-R-1

•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were December 15, 2035 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

G-R-2

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Special Mandatory Redemption.

If the Merger has not been completed by December 31, 2016 (or such later date to which the End Date is extended by agreement between the Company and Humana pursuant to the terms of the Merger Agreement) or if, prior to such date, the Merger Agreement is terminated, then the Company shall redeem all of the Securities of this series on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.

The Company shall cause notice of a special mandatory redemption to be transmitted to each Holder of the Securities of this series at its registered address, with a copy to the Trustee, no later than 60 days after the occurrence of the event triggering the special mandatory redemption. If funds sufficient to pay the special mandatory redemption price of the Securities of this series on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date) are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities of this series will cease to bear interest on and after the Special Mandatory Redemption Date.

“End Date” has the meaning ascribed to such term in the Merger Agreement.

“Humana” means Humana Inc., a Delaware corporation.

“Merger” means the acquisition of Humana by the Company on the terms and subject to the conditions set forth in the Merger Agreement.

G-R-3

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, among the Company, Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana, as amended from time to time.

“Special Mandatory Redemption Date” means the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the transmission of a notice of special mandatory redemption.

3.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full or the Company has redeemed, or is required to redeem, the Securities of this series in full pursuant to Section 2 of this Security, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply

G-R-4

with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

G-R-5

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

G-R-6

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

4.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

5.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

6.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly

G-R-7

endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

G-R-8

Exhibit H

Form of 4.375% Senior Note due 2046

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Aetna Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

AETNA INC.

4.375% SENIOR NOTE DUE 2046

CUSIP: 00817Y AX6
ISIN: US00817YAX67

No. 2046-1	$

AETNA INC., a Pennsylvania corporation (herein called the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of           Dollars ($          ) upon presentation and surrender of this Security on June 15, 2046, and to pay interest thereon from June 9, 2016, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, beginning December 15, 2016, at the rate of 4.375% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. In any case where any Interest Payment Date is not a Business Day, then payment of interest may be made on the next succeeding Business Day without any additional amount being payable in respect of any delay.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States of America, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Such provisions include, without limitation, provisions relating to redemption of this Security by the Company.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: June 9, 2016

AETNA INC.

By:
	Name:	David Buda
	Title:	Vice President, Finance and Treasurer

[SEAL]

Attest:

Judith H. Jones

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

(Back of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Indenture, dated as of March 2, 2001 (herein called the “Base Indenture”), between the Company, as issuer, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Supplemental Indenture dated as of June 9, 2016, between the Company and the Trustee (together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,400,000,000, subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

1.             Optional Redemption.

At any time prior to December 15, 2045, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to the greater of:

•	100% of the principal amount of the Securities being redeemed, or

•	the sum of the present value of (x) 100% of the principal amount of the Securities being redeemed and (y) all required remaining scheduled interest payments due on the Securities being redeemed, in each case calculated as if the Stated Maturity of the principal of such Securities were December 15, 2045, discounted to, but excluding, the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, any interest accrued but not paid to, but excluding, the Redemption Date.

At any time on or after December 15, 2045, the Securities of this series are subject to redemption upon not less than 15 calendar days’ nor more than 60 calendar days’ notice by mail, in whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus any interest accrued but not paid to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for any portion of the Securities of this series,

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•	the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life for the Securities of this series, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month), or

•	if the release referred to in the previous bullet (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed, calculated as if the Stated Maturity of the principal of such Securities were December 15, 2045 (the “Remaining Life” of such Securities) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities of this series to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for any Securities of this series, the average of all Reference Treasury Dealer Quotations obtained.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and UBS Securities LLC. If any Reference Treasury Dealer ceases to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer for that dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by that Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding the Redemption Date.

Notice of any redemption will be mailed at least 15 calendar days but no more than 60 calendar days before the Redemption Date to each Holder of the Securities of this series to be redeemed. The second line of Section 1104 of the Base Indenture is amended to replace “30” with “15” for purposes of the Securities of this series.

Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Securities of this series or the portions of the Securities of this series called for redemption on and after the Redemption Date.

If this Security is redeemed in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

2.             Special Mandatory Redemption.

If the Merger has not been completed by December 31, 2016 (or such later date to which the End Date is extended by agreement between the Company and Humana pursuant to the terms of the Merger Agreement) or if, prior to such date, the Merger Agreement is terminated, then the Company shall redeem all of the Securities of this series on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.

The Company shall cause notice of a special mandatory redemption to be transmitted to each Holder of the Securities of this series at its registered address, with a copy to the Trustee, no later than 60 days after the occurrence of the event triggering the special mandatory redemption. If funds sufficient to pay the special mandatory redemption price of the Securities of this series on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date) are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities of this series will cease to bear interest on and after the Special Mandatory Redemption Date.

“End Date” has the meaning ascribed to such term in the Merger Agreement.

“Humana” means Humana Inc., a Delaware corporation.

“Merger” means the acquisition of Humana by the Company on the terms and subject to the conditions set forth in the Merger Agreement.

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“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, among the Company, Echo Merger Sub, Inc., Echo Merger Sub, LLC and Humana, as amended from time to time.

“Special Mandatory Redemption Date” means the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the transmission of a notice of special mandatory redemption.

3.             Change of Control.

If a Change of Control Triggering Event occurs with respect to the Securities of this series, unless the Company has exercised its right to redeem the Securities of this series in full or the Company has redeemed, or is required to redeem, the Securities of this series in full pursuant to Section 2 of this Security, the Company will make an offer to each Holder of the Securities of this series (the “Change of Control Offer”) to repurchase any and all (equal to $2,000 or an integral multiple of $1,000) of such Holder’s Securities of this series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Securities of this series to be repurchased plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to the Securities of this series, the Company will mail a notice to Holders of the Securities of this series describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Securities of this series on the date specified in the notice (the “Change of Control Payment Date”), which date will be no less than 30 days and no more than 60 days from the date such notice is mailed, pursuant to the procedures required hereby and described in such notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control repurchase provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control repurchase provisions of the Securities of this series by virtue of such conflicts.

The Company will not be required to offer to repurchase the Securities upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases on the applicable date all Securities of this series properly tendered and not withdrawn under its offer; provided that for all purposes of the Securities of this series and the Indenture, a failure by such third party to comply with the requirements of such offer and to complete such offer shall be treated as a failure by the Company to comply

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with its obligations to offer to purchase the Securities of this series unless the Company promptly makes an offer to repurchase the Securities of this series at 101% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, thereon, to, but excluding, the date of repurchase, which shall be no later than 30 days after the third party’s scheduled Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept or cause a third party to accept for payment all Securities of this series or portions of Securities of this series properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of each Security of this series or portion of a Security of this series properly tendered; and

•	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted, together with an officer’s certificate stating the aggregate principal amount of Securities of this series or portions of Securities of this series being purchased.

“Below Investment Grade Rating Event” means the Securities of this series are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control, in each case until the end of the 60-day period following the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that if (i) during such 60-day period one or more Rating Agencies has publicly announced that it is considering the possible downgrade of the Securities of this series, and (ii) a downgrade by each of the Rating Agencies that has made such an announcement would result in a Below Investment Grade Rating Event for this series of Securities, then such 60-day period shall be extended for such time as the rating of the Securities of this series by any such Rating Agency remains under publicly announced consideration for possible downgrade to a rating below an Investment Grade Rating and a downgrade by such Rating Agency to a rating below an Investment Grade Rating could cause a Below Investment Grade Rating Event for this series of Securities. Notwithstanding the foregoing, a rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for this series of Securities for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the rating event).

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“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; provided, however, that a transaction will not be deemed to involve a Change of Control if (A) the Company becomes a wholly owned subsidiary of a holding company and (B)(x) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s voting stock immediately prior to that transaction or (y) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. For purposes of this definition, “voting stock” means capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company (even if the right to vote has been suspended by the happening of such a contingency).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Ratings, Inc.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under any successor rating category of Moody’s), a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under circumstances permitting the Company to select a replacement rating agency and in the manner for selecting a replacement rating agency, in each case as set forth in the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any or all of Moody’s, S&P or Fitch ceases to rate the Securities of this series or fails to make a rating of the Securities of this series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that the Company selects as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be, with respect to the Securities of this series.

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“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

4.             Certain Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Company to consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important qualifications and exceptions. Section 1005 of the Base Indenture, including, without limitation, the limitation on liens on the Common Stock of Principal Subsidiaries set forth therein, does not apply to the Securities of this series.

5.             Events of Default.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Event of Default set forth in Section 501(5) of the Base Indenture, including, without limitation, the cross-acceleration provisions thereof, does not apply to the Securities of this series.

6.             Amendment, Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7.             Other Matters.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly

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endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Base Indenture not involving any transfer.

Prior to due and proper presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and premium, if any, and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of and premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

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